                                                                   Exhibit 10.11



A.       Executive Officers party to Severance Agreement (Form A)

         Gary Peterson
         Michael Killeen


B.       Executive Officers party to Severance Agreement (Form B)

         Harold Mulet
         Eugene O'Donnell
         Ross Pollock
         Ryan Vero


C.       Executive Officers party to Severance Agreement (Form C)

         Michael Weisbarth